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                       PaineWebber Life Insurance Company
           Administrative Office: 601 6th Ave. Des Moines, Iowa 50309

                                                                  March 6, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

           Re:       PaineWebber Life Variable Annuity Account
                     File No. 811-7536
                     Rule 30b2-1 Filing

Commissioners:

           As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PaineWebber Life Variable Annuity Account, a unit investment trust registered under the Act recently mailed to its contract owners the annual report for the underlying management investment company, Mitchell Hutchins Series Trust. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

           Pursuant to Rule 30d-1 under the Act, on February 27, 1998, Mitchell Hutchins Series Trust filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.

                                                     Sincerely,

                                                    /s/ Geri Jasinkiewicz Silva
                                                     Geri Jasinkiewicz Silva

cc: Kimberly J. Smith